EXHIBIT 99.2

Form of Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
United States Code

I, Timothy P. Dimond, the Chief Financial Officer of Technology Solutions Company, certify that:

(i)	The Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.

Date:	March 20, 2003	By:	TIMOTHY P. DIMOND

Timothy P. Dimond
Chief Financial Officer